                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) January 31, 2000

                      The First National Bank of Atlanta,
                    as Transferor and Servicer on behalf of
                    Partners First Credit Card Master Trust
 ______________________________________________________________________________
              (Exact name of registrant as specified in charter)



                    Partners First Credit Card Master Trust
 ______________________________________________________________________________
                    (Issuer with respect to the securities)



                                   Delaware
 ______________________________________________________________________________
                (State or other jurisdiction of incorporation)


     333-29495 and 333-29495-01                    22-2716130
     --------------------------                    ----------
       (Commission File Numbers)        (I.R.S. Employer Identification No.)


                                (302) 323-2359
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
 ______________________________________________________________________________
         (Former name or former address, if changed since last report)



Index to Exhibits appears at page 4.
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Item 5.   Other Events.

          On January 31, 2000, The First National Bank of Atlanta acquired the credit card portfolio and related business of Partners First Holdings, LLC, Partners First Receivables Funding, LLC and Partners First Receivables, LLC, and became the Transferor and Servicer of Partners First Credit Card Master Trust pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of January 31, 2000.

          The Registrant is filing the final form of the exhibit listed in Item 7(c) below.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.          Document Description
     -----------          --------------------

       4.1          Amended and Restated Pooling and Servicing
                    Agreement dated as of January 31, 2000
                    (with exhibits).

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                               THE FIRST NATIONAL BANK OF ATLANTA
                                         (Registrant)


Dates:  February 10, 2000      By:  /s/ Donald K. Truslow
                                    ------------------------------------
                                    Name:  Donald K. Truslow
                                    Title: Comptroller



                               PARTNERS FIRST CREDIT CARD MASTER
                                TRUST
                                         (Co-Registrant)

Dates:  February 10, 2000      By:  The First National Bank of Atlanta
                                      Transferor and Servicer

                                    /s/ Donald K. Truslow
                                    ------------------------------------
                                    Name:  Donald K. Truslow
                                    Title: Comptroller


                                       3
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                               INDEX TO EXHIBITS


Exhibit No.                          Document Description
-----------                          --------------------

  4.1 Amended and Restated Pooling and Servicing Agreement dated as of January 31, 2000 (with exhibits).

                                       4